UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
  ______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2018
______________________________
Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

______________________________

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(408) 830-9742
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 4.01. Changes in Registrant's Certifying Accountant.

On September 11, 2018, Alpha and Omega Semiconductor Limited (the “Company”) notified Grant Thornton LLP (“Grant Thornton”) of its dismissal as the Company’s independent registered public accounting firm effective as of that date. Grant Thornton also notified the Company to confirm that its audit relationship with the Company has ceased as of September 11, 2018. The decision to change independent registered public accounting firms was approved by the Company’s Audit Committee of the Board of Directors.

The reports of Grant Thornton on Company's consolidated financial statements as of and for the fiscal years ended June 30, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During two fiscal years ended June 30, 2018 and the subsequent interim period through September 11, 2018, there were no disagreements as described under Item 304(a)(1)(iv) of Regulation S-K with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter thereof in connection with its reports on the financial statements of the Company for such years. In addition, during the two fiscal years ended June 30, 2018 and the subsequent interim period through September 11, 2018, there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton with a copy of this Current Report on Form 8-K and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Grant Thornton's letter, dated September 17, 2018, is attached hereto as Exhibit 16.1.

On September 17, 2018, the Audit Committee and the Board of Directors of the Company approved the engagement of BDO USA, LLP (“BDO”) to serve as the Company's independent registered public accounting firm.

During the two most recent fiscal years, and in the subsequent interim periods through September 17, 2018, neither the Company nor anyone acting on its behalf has consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated September 17, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2018	Alpha and Omega Semiconductor Limited
	By:	/s/ Yifan Liang
Yifan Liang
Chief Financial Officer and Corporate Secretary